                                  EXHIBIT 99.2

         Unaudited Supplemental First Quarter 1999 Financial Information

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)




                                                                                         March 31,
                                                                              ------------------------------        December 31,
                                                                                  1999               1998               1998
                                                                              ------------       ------------       ------------
Assets                                                                              (Dollars in thousands)
  Cash and due from banks                                                     $  1,168,722       $  1,082,930       $  1,271,614
  Interest-bearing deposits at financial institutions                               51,652             24,692             47,583
  Federal funds sold and securities
    purchased under agreements to resell                                           114,790            522,474             94,568
  Trading account assets                                                           280,689            164,943            275,992
  Loans held for resale                                                            380,413            259,844            441,214
  Available for sale investment securities  (amortized cost: $8,721,121,
         $6,608,426 and $8,208,570, respectively)                                8,798,432          6,666,235          8,301,703
  Loans                                                                         20,538,456         20,298,326         19,611,168
    Less: Unearned income                                                          (33,513)           (36,714)           (34,342)
        Allowance for losses on loans                                             (345,011)          (334,143)          (321,476)
                                                                              ------------       ------------       ------------
        Net loans                                                               20,159,932         19,927,469         19,255,350
  Premises and equipment, net                                                      582,973            535,617            553,251
  Accrued interest receivable                                                      290,226            271,452            293,066
  FHA/VA claims receivable                                                         139,411            138,959            126,164
  Mortgage servicing rights                                                        107,639             99,833            101,466
  Goodwill and other intangibles                                                   725,746            220,379            386,994
  Other assets                                                                     868,557            507,344            542,988
                                                                              ------------       ------------       ------------
        Total assets                                                          $ 33,669,182       $ 30,422,171       $ 31,691,953
                                                                              ============       ============       ============

Liabilities and shareholders' equity
  Deposits
    Noninterest-bearing                                                       $  4,664,334       $  3,536,791       $  4,194,402
    Certificates of deposit of $100,000 and over                                 2,429,551          2,891,047          2,614,694
    Other interest-bearing                                                      19,367,796         16,719,084         18,087,359
                                                                              ------------       ------------       ------------
        Total deposits                                                          26,461,681         23,146,922         24,896,455
  Short-term borrowings                                                          2,172,498          1,346,964          1,648,039
  Short- and medium-term bank notes                                                105,000            135,000            105,000
  Federal Home Loan Bank advances                                                  210,804          1,133,191            279,992
  Other long-term debt                                                             969,410          1,040,215          1,053,740
  Accrued interest, expenses, and taxes                                            292,126            278,673            278,237
  Other liabilities                                                                413,754            421,043            446,412
                                                                              ------------       ------------       ------------
        Total liabilities                                                       30,625,273         27,502,008         28,707,875
                                                                              ------------       ------------       ------------

  Commitments and contingent liabilities                                                 -                  -                  -
  Shareholders' equity
    Convertible preferred stock                                                     22,897             37,312             23,353
    Common stock, $5 par value; 300,000,000 shares authorized;
       142,570,077 issued and outstanding, 136,479,980 at
      March 31, 1998 and 141,924,958 at December 31, 1998)                         712,850            682,400            709,625
    Additional paid-in capital                                                     767,396            607,620            691,789
    Retained earnings                                                            1,507,437          1,573,405          1,516,712
    Unearned compensation                                                          (14,134)           (17,145)           (14,646)
    Accumulated other comprehensive income-unrealized gain on
      available for sale securities, net                                            47,463             36,571             57,245
                                                                              ------------       ------------       ------------
        Total shareholders' equity                                               3,043,909          2,920,163          2,984,078
                                                                              ------------       ------------       ------------
        Total liabilities and shareholders' equity                            $ 33,669,182       $ 30,422,171       $ 31,691,953
                                                                              ============       ============       ============

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF EARNINGS
                                  (Unaudited)



                                                  Three Months Ended
                                                       March 31,                Variance
                                                 ---------------------    ---------------------
                                                   1999        1998        Dollar    Percentage
                                                 --------    ---------    ---------  ----------
                                                 (Dollars in thousands, except per share data)
Interest Income
 Interest and fees on loans                      $417,771    $463,444     $(45,673)     (9.9)%
 Interest on investment securities
  Taxable                                         106,580      84,178       22,402      26.6
  Tax-exempt                                       17,460      13,935        3,525      25.3
 Interest on deposits at financial
  institutions                                        987         508          479      94.3
 Interest on federal funds sold and securities
  purchased under agreements to resell                869       6,834       (5,965)    (87.3)
 Interest on trading account assets                 3,595       3,020          575      19.0
 Interest on loans held for resale                  7,323       2,331        4,992     214.2
                                                 --------    --------     --------
    Total interest income                         554,585     574,250      (19,665)     (3.4)
                                                 --------    --------     --------
Interest expense
 Interest on deposits                             213,004     220,251       (7,247)     (3.3)
 Interest on short-term borrowings                 19,254      17,710        1,544       8.7
 Interest on long-term debt                        26,630      32,539       (5,909)    (18.2)
                                                 --------    --------     --------
    Total interest expense                        258,888     270,500      (11,612)     (4.3)
                                                 --------    --------     --------

    Net Interest Income                           295,697     303,750       (8,053)     (2.7)
Provision for losses on loans                      16,279      33,212      (16,933)    (51.0)
                                                 --------    --------     --------
    Net interest income after provision
     for losses on loans                          279,418     270,538        8,880       3.3
                                                 --------    --------     --------
Noninterest Income
 Service charges on deposit accounts               38,867      36,872        1,995       5.4
 Mortgage banking revenue                          27,487      21,645        5,842      27.0
 Bank card income                                   2,960       9,885       (6,925)    (70.1)
 Factoring commissions                              7,028       7,304         (276)     (3.8)
 Trust service income                               6,710       6,281          429       6.8
 Profits and commissions from trading
  activities                                          345       1,848       (1,503)    (81.3)
 Investment securities gains                           11       5,854       (5,843)    (99.8)
 Other income                                      42,846      37,070        5,776      15.6
                                                 --------    --------     --------
    Total noninterest income                      126,254     126,759         (505)     (0.4)
                                                 --------    --------     --------
Noninterest expense
 Salaries and employee benefits                   123,230     113,722        9,508       8.4
 Net occupancy expense                             20,235      18,236        1,999      11.0
 Equipment expense                                 19,020      17,040        1,980      11.6
 Goodwill and other intangible amortization        12,863       5,853        7,010     119.8
 Other expense                                     82,891      82,151          740       0.9
                                                 --------    --------     --------
    Total noninterest expense                     258,239     237,002       21,237       9.0
                                                 --------    --------     --------

    Earnings before income taxes                  147,433     160,295      (12,862)     (8.0)
Applicable income taxes                            50,083      55,834       (5,751)    (10.3)
                                                 --------    --------     --------
    Net earnings                                 $ 97,350    $104,461     $ (7,111)     (6.8)
                                                 ========    ========     =========

    Net earnings applicable to common shares     $ 96,892    $103,828     $ (6,936)     (6.7)
                                                 ========    ========     =========
Earnings per common share
  Basic                                          $   0.68    $   0.76     $  (0.08)    (10.4)
  Diluted                                            0.67        0.74        (0.07)     (9.5)
Average common shares outstanding
 (in thousands)
  Basic                                           142,259     135,932        6,327       4.7
  Diluted                                         144,675     141,414        3,261       2.3

                           UNION PLANTERS CORPORATION
                         Summary of Consolidated Results
                                   (Unaudited)

                                                                      THREE MONTHS ENDED
                                                                          MARCH 31,
                                                                  -------------------------
                                                                     1999            1998         VARIANCE       PERCENTAGE
                                                                  ---------       ---------       --------       ----------
                                                                                (Dollars in thousands)

Interest income                                                   $ 554,585       $ 574,250       $(19,665)         -3.4%
Interest expense                                                   (258,888)       (270,500)        11,612          -4.3%
                                                                  ---------       ---------       --------
     NET INTEREST INCOME                                            295,697         303,750         (8,053)         -2.7%
PROVISION FOR LOSSES ON LOANS                                       (16,279)        (33,212)        16,933         -51.0%
                                                                  ---------       ---------       --------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS        279,418         270,538          8,880           3.3%
NONINTEREST INCOME
   Service charges on deposit accounts                               38,867          36,872          1,995           5.4%
   Mortgage banking revenues                                         27,487          21,645          5,842          27.0%
   Bank card income                                                   2,960           9,885         (6,925)        -70.1%
   Factoring commissions                                              7,028           7,304           (276)         -3.8%
   Trust service income                                               6,710           6,281            429           6.8%
   Profits and commissions from trading activities                      345           1,848         (1,503)        -81.3%
   Other income                                                      33,604          30,644          2,960           9.7%
                                                                  ---------       ---------       --------
            Total noninterest income                                117,001         114,479          2,522           2.2%
                                                                  ---------       ---------       --------
NONINTEREST EXPENSE
   Salaries and employee benefits                                   123,230         113,722          9,508           8.4%
   Net occupancy expense                                             20,235          18,236          1,999          11.0%
   Equipment expense                                                 19,020          17,040          1,980          11.6%
   Goodwill and other intangibles amortization                       12,863           5,853          7,010         119.8%
   Other expense                                                     82,891          77,813          5,078           6.5%
                                                                  ---------       ---------       --------
            Total noninterest expense                               258,239         232,664         25,575          11.0%
                                                                  ---------       ---------       --------

     EARNINGS BEFORE MERGER-RELATED CHARGES, OTHER
         SIGNIFICANT ITEMS, GOODWILL AND OTHER INTANGIBLES
         AMORTIZATION, AND INCOME TAXES                             138,180         152,353        (14,173)         -9.3%

MERGER-RELATED CHARGES, OTHER SIGNIFICANT ITEMS, AND
  GOODWILL AND OTHER INTANGIBLES AMORTIZATION
   Gain on sale of the credit card portfolio                          2,394               -          2,394         100.0%
   Gain on securitization and sale of FHA/VA loans                    5,317               -          5,317         100.0%
   Net gain on sales of branches and other selected assets            1,531           6,426         (4,895)        -76.2%
   Investment securities gains                                           11           5,854         (5,843)        -99.8%
   Merger-related expenses                                                -          (4,466)         4,466        -100.0%
   Other, net                                                             -             128           (128)       -100.0%
                                                                  ---------       ---------       --------
     EARNINGS BEFORE INCOME TAXES                                   147,433         160,295        (12,862)         -8.0%
Applicable income taxes                                             (50,083)        (55,834)         5,751         -10.3%
                                                                  ---------       ---------       --------
     NET EARNINGS                                                 $  97,350       $ 104,461         (7,111)         -6.8%
                                                                  =========       =========       ========

NET EARNINGS                                                      $  97,350       $ 104,461         (7,111)         -6.8%
MERGER-RELATED CHARGES AND OTHER SIGNIFICANT
  ITEMS, NET OF TAXES                                                 5,654           3,131          2,523          80.6%
GOODWILL AND OTHER INTANGIBLES AMORTIZATION,
  NET OF TAXES                                                      (10,564)         (5,542)        (5,022)         90.6%
                                                                  ---------       ---------       --------
EARNINGS BEFORE MERGER-RELATED CHARGES,
  OTHER SIGNIFICANT ITEMS, AND GOODWILL AND
  OTHER INTANGIBLES AMORTIZATION, NET OF TAXES                    $ 102,260       $ 106,872         (4,612)        -4.3%
                                                                  =========       =========       ========

                           UNION PLANTERS COPORATION
          CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES
                                   UNAUDITED

                                                                               THREE MONTHS ENDED MARCH 31,
                                                    -------------------------------------------------------------------------------
                                                                       1999                                      1998
                                                    -------------------------------------------------------------------------------
                                                                     INTEREST       FTE                        INTEREST       FTE
                                                      AVERAGE         INCOME/      YIELD/        AVERAGE        INCOME/      YIELD/
                                                      BALANCE         EXPENSE       RATE         BALANCE        EXPENSE      RATE
                                                    ------------    ---------------------      ------------    --------------------
ASSETS                                                                            (DOLLARS IN THOUSANDS)
     Interest-bearing deposits at
       financial institutions                         $ 120,476          $ 987      3.32 %        $ 36,013        $ 508      5.72 %
     Federal funds sold and securities
        purchased under agreements to resell             75,954            869      4.64           502,534        6,834      5.52
     Trading account assets                             238,811          3,595      6.11           183,193        3,020      6.69
     Investment securities (1) (2)
       Taxable securities                             7,127,846        106,580      6.06         5,252,084       84,178      6.50
       Tax-exempt securities                          1,319,689         25,746      7.91           955,557       19,178      8.14
                                                    ------------    -----------                ------------  -----------
          Total investment securities                 8,447,535        132,326      6.35         6,207,641      103,356      6.75

     Loans, net of unearned income (1), (3), (4)     20,453,815        426,254      8.45        20,659,133      468,760      9.20
                                                    ------------    -----------                ------------  -----------
          TOTAL EARNING ASSETS (1), (2), (3), (4)    29,336,591        564,031      7.80        27,588,514      582,478      8.56
                                                                    -----------                              -----------
     Cash and due from banks                          1,008,050                                    940,503
     Premises and equipment                             566,337                                    536,304
     Allowance for losses on loans                     (342,679)                                  (331,462)
     Goodwill and other intangibles                     491,474                                    221,256
     Other assets                                     1,290,257                                    985,350
                                                    ------------                               ------------
          TOTAL ASSETS                              $ 32,350,030                               $ 29,940,465
                                                    ============                               ============

LIABILITIES AND SHAREHOLDERS'  EQUITY
     Money market accounts                          $ 3,564,252         33,428      3.80 %     $ 3,150,242       29,801      3.84 %
     Savings deposits                                 5,047,427         20,622      1.66         4,252,844       23,863      2.28
     Certificates of deposit of
      $100,000 and over                               2,492,888         33,480      5.45         2,817,107       40,855      5.88
     Other time deposits                              9,879,643        125,474      5.15         9,355,026      125,732      5.45
     Short-term borrowings                            1,756,829         19,254      4.44         1,387,180       17,710      5.18
     Long-term debt
       Federal Home Loan Bank advances                  595,347          7,350      5.01         1,139,616       14,180      5.05
       Subordinated capital notes                       480,702          7,849      6.62           230,686        4,297      7.55
       Medium-term bank notes                           105,000          1,761      6.80           135,000        2,236      6.72
       Trust preferred securities                       199,013          4,128      8.41           198,978        4,128      8.41
       Other                                            306,745          5,542      7.33           331,974        7,698      9.40
                                                    ------------    -----------                ------------  -----------
          TOTAL INTEREST-BEARING LIABILITIES         24,427,846        258,888      4.30        22,998,653      270,500      4.77
     Noninterest-bearing demand deposits              4,303,509              -                   3,393,327
                                                    ------------    -----------                ------------  -----------
          TOTAL SOURCES OF FUNDS                     28,731,355        258,888                  26,391,980      270,500
                                                                    -----------                              -----------
     Other liabilities                                  661,842                                    669,102
     Shareholders' equity
       Preferred stock                                   23,190                                     46,752
       Common equity                                  2,933,643                                  2,832,631
                                                    ------------                               ------------
          Total shareholders' equity                  2,956,833                                  2,879,383
                                                    ============                               ============
          TOTAL LIABILITIES AND SHAREHOLDERS'
            EQUITY                                 $ 32,350,030                               $ 29,940,465
                                                    ============                               ============
     NET INTEREST INCOME (1)                                         $ 305,143                                $ 311,978
                                                                    ===========                              ===========
     INTEREST RATE SPREAD (1)                                                       3.50 %                                   3.79%
                                                                               ==========                                   =====
     NET INTEREST MARGIN (1)                                                        4.22 %                                   4.59%
                                                                               ==========                                   =====

     TAXABLE-EQUIVALENT ADJUSTMENTS
               Loans                                                   $ 1,160                                  $ 2,985
               Securities                                                8,286                                    5,243
                                                                    -----------                              -----------
                         Total                                         $ 9,446                                  $ 8,228
     ---------------------------------------------                  ===========                              ===========

(1) Taxable-equivalent yields are calculated assuming a 35% Federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.
(4)      Includes loans on nonaccrual status.

                            UNION PLANTERS COPORATION
           CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES
                                    UNAUDITED

                                                                                  THREE MONTHS ENDED
                                                 ----------------------------------------------------------------------------------
                                                                MARCH 31, 1999                            DECEMBER 31, 1998
                                                 -------------------------------------         ------------------------------------
                                                                  INTEREST        FTE                           INTEREST     FTE
                                                    AVERAGE        INCOME/      YIELD/            AVERAGE        INCOME/   YIELD/
                                                    BALANCE        EXPENSE       RATE             BALANCE        EXPENSE    RATE
                                                 ------------    ---------------------         ------------    --------------------
ASSETS                                                       (DOLLARS IN THOUSANDS)                     (DOLLARS IN THOUSANDS)
     Interest-bearing deposits at
       financial institutions                    $    120,476          $ 987      3.32 %           $ 41,262          $ 576    5.54 %
     Federal funds sold and securities
        purchased under agreements to re sell          75,954            869      4.64              198,961          3,425    6.83
     Trading account assets                           238,811          3,595      6.11              279,869          4,410    6.25
     Investment securities (1) and (2)
       Taxable securities                           7,127,846        106,580      6.06            6,790,231         99,625    5.82
       Tax-exempt securities                        1,319,689         25,746      7.91            1,241,818         28,602    9.14
                                                 ------------    -----------                   ------------    -----------
          Total investment securities               8,447,535        132,326      6.35            8,032,049        128,227    6.33

     Loans, net of unearned income (1), (3),
       and (4)                                     20,453,815        426,254      8.45           20,150,872        445,868    8.78
                                                 ------------    -----------                   ------------    -----------
          Total earning assets (1), (2),
            (3), and (4)                           29,336,591        564,031      7.80           28,703,013        582,506    8.05
                                                                 -----------                                   -----------
     Cash and due from banks                        1,008,050                                     1,041,615
     Premises and equipment                           566,337                                       549,103
     Allowance for losses on loans                   (342,679)                                     (326,450)
     Other assets                                   1,781,731                                     1,420,964
                                                 ------------                                  ------------
          TOTAL ASSETS                           $ 32,350,030                                  $ 31,388,245
                                                 ============                                  ============

LIABILITIES AND SHAREHOLDERS'  EQUITY
     Money market accounts                       $  3,564,252         33,428      3.80 %        $ 3,093,909         30,891    3.96 %
     Savings deposits                               5,047,427         20,622      1.66            4,962,920         23,929    1.91
     Certificates of deposit of
      $100,000 and over                             2,492,888         33,480      5.45            2,714,815         38,747    5.66
     Other time deposits                            9,879,643        125,474      5.15            9,904,602        134,341    5.38
     Short-term borrowings                          1,756,829         19,254      4.44            1,536,558         20,940    5.41
     Long-term debt
       Federal Home Loan Bank advances                595,347          7,350      5.01              443,888          6,154    5.50
       Subordinated capital notes                     480,702          7,849      6.62              481,890          7,911    6.51
       Medium-term bank notes                         105,000          1,761      6.80              105,000          1,761    6.65
       Trust preferred securities                     199,013          4,128      8.41              199,005          4,128    8.23
       Other                                          306,745          5,542      7.33              373,836          6,992    7.42
                                                  -----------     ----------                    -----------     ----------
          Total interest-bearing liabilities       24,427,846        258,888      4.30           23,816,423        275,794    4.59
     Noninterest-bearing demand deposits            4,303,509              -                      3,854,463              -
                                                 ------------    -----------                   ------------    -----------
          Total sources of funds                   28,731,355        258,888                     27,670,886        275,794
                                                                 -----------                                   -----------
     Other liabilities                                661,842                                       751,619
     Shareholders' equity
       Preferred stock                                 23,190                                        24,268
       Common equity                                2,933,643                                     2,941,472
                                                 ------------                                  ------------
          Total shareholders' equity                2,956,833                                     2,965,740
                                                 ------------                                  ------------
          TOTAL LIABILITIES AND SHAREHOLDERS'
            EQUITY                               $ 32,350,030                                  $ 31,388,245
                                                 ============                                  ============
     NET INTEREST INCOME (1)                                       $ 305,143                                     $ 306,712
                                                                 ===========                                   ===========
     INTEREST RATE SPREAD (1)                                                     3.50 %                                      3.46 %
                                                                            ==========                                    ========
     NET INTEREST MARGIN (1)                                                      4.22 %                                      4.24 %
                                                                            ==========                                    ========

     TAXABLE-EQUIVALENT ADJUSTMENTS
               Loans                                                 $ 1,160                                       $ 1,656
               Securities                                              8,286                                        11,116
                                                                 -----------                                   -----------
                         Total                                       $ 9,446                                      $ 12,772
     -------------------------------------------                 ===========                                   ===========

(1) Taxable-equivalent yields are calculated assuming a 35% Federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.